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                                                                    EXHIBIT 23.2


                    [LOGO OF PRICE WATERHOUSE APPEARS HERE]


                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 14, 1997, which appears on page 24 of Form 10-KSB for Transit Group, Inc. for the year ended December 31, 1996.




/s/Price Waterhouse LLP
-------------------
Price Waterhouse LLP
Atlanta, Georgia
March 26, 1998